SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of Earliest Event Reported): July 14, 2003

                              PROGINET CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                       0-28008                  11-3264929
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(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


      200 Garden City Plaza, Garden City, New York                    11530
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        (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's Telephone Number, Including Area Code: (516) 535-3600

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

  On July 14, 2003, upon the recommendation of the Audit Committee of the Board of Directors of Proginet Corporation (the "Company"), the Board of Directors terminated the client-auditor relationship between Grant Thornton LLP ("Grant Thornton") and the Company engaged BDO Seidman, LLP ("BDO") to serve as the Company's independent auditor for the fiscal year ending July 31, 2003.

  Grant Thornton's reports on the Company's financial statements for each of the fiscal years ended July 31, 2002 and 2001, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

  During the Company's fiscal years ended July 31, 2002 and 2001, and the subsequent interim period through July 14, 2003, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Grant Thornton's satisfaction, would have caused them to make reference to the subject matter in connection with their reports on the Company's financial statements for such fiscal years.

  None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company's fiscal years ended July 31, 2002 and 2001, or the subsequent interim period through July 14, 2003.

  The Company has provided Grant Thornton with a copy of the foregoing disclosures. The Company has requested that Grant Thornton furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. The Company will file an amendment to this Form 8-K to include such letter upon receipt.

  During the Company's fiscal years ended July 31, 2002 and 2001, and the subsequent interim period through July 14, 2003, the Company did not consult with BDO regarding (i) either the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) or Regulation S-K).

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on July 14, 2003.

                                  Proginet Corporation

                                  By:      /s/    KEVIN M. KELLY
                                           ------------------------------
                                  Name:    Kevin M. Kelly
                                  Title:   President and Chief Executive Officer